                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


                               December 22, 1997
             ------------------------------------------------------
                Date of Report (date of earliest event reported)


                                  iMALL, INC.
          --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Nevada                           0-21201              59-2544687B
------------------           ------------------------   -------------------
(State or other              (Commission File Number)   (IRS Employer
jurisdiction of                                         Identification Number)
Incorporation)


     4400 Coldwater Canyon Blvd., Suite 200, Studio City, California 91604
     ---------------------------------------------------------------------
                    (Address of principal executive offices)


                                (818) 509-3600
              --------------------------------------------------
             (Registrant's telephone number, including area code)



                                              Exhibit Index
                                              on Page 4
                                              1 of 5 pages
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ITEM 5.  OTHER EVENTS


          Pursuant to Rule 135c(d), the Company hereby files a copy of the press release issued on December 22, 1997 pertaining to a private placement of the Company's securities.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits:

     Exhibit
     Number    Description
     ------    -----------

     99.1      Press Release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iMALL, INC.



                                           By  /s/  Mark Comer
                                              ------------------------
                                               Mark Comer, President

Dated:  December 29, 1997

                               INDEX TO EXHIBITS

Exhibit                                           Page
Number        Description                         Number
------        -----------                         ------
99.1          Press Release                         5
